UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange act of 1934

Date of Report (Date of earliest event reported): July 21, 2014

LinkedIn Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35168	47-0912023
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2029 Stierlin Court

Mountain View, CA 94043

(Address of Principal Executive Offices including Zip Code)

(650) 687-3600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 21, 2014, LinkedIn Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bizo, Inc., a Delaware corporation (“Bizo”), Buffalo Wings Acquisition Merger Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and with respect to Articles I, VI, VII and VIII of the Merger Agreement only, Shareholder Representative Services LLC, as Stockholder Representative.

The Merger Agreement provides for the merger of Merger Sub with and into Bizo (the “Merger”), with Bizo surviving the Merger as a wholly-owned subsidiary of the Company. The aggregate consideration payable in exchange for all of the outstanding equity interests of Bizo is approximately $175 million, comprising an aggregate of approximately $162.75 million in cash and approximately $12.25 million in the Company’s Class A common stock. The consideration is subject to an adjustment based on (i) purchase price adjustment provisions and (ii) indemnification obligations of Bizo equityholders after the closing of the acquisition. A portion of the consideration will be placed in escrow to satisfy certain indemnification obligations of Bizo equityholders described in the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants by the Company, Bizo and Merger Sub. The closing of the Merger is subject to customary closing conditions.

Item 7.01. Regulation FD Disclosure

On July 22, 2014, the Company issued a press release announcing the pending acquisition of Bizo. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference. On July 22, 2014, the Company also posted a presentation on the investor relations portion of the Company’s website regarding the pending acquisition of Bizo. The Company routinely posts information about the Company on its website. A copy of the presentation is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information furnished on this Form 8-K, including the exhibits attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press Release issued by LinkedIn Corporation entitled “LinkedIn to Acquire Bizo” dated July 22, 2014

99.2	Presentation Slides dated July 22, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINKEDIN CORPORATION

Date: July 22 2014	By:	/s/ Steven Sordello
Steven Sordello
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release issued by LinkedIn Corporation entitled “LinkedIn to Acquire Bizo” dated July 22, 2014

99.2	Presentation Slides dated July 22, 2014